Exhibit 10.2

ENERGY NORTHWEST	T. N. Johnson Contracts P.O. Box 968, PE 10 Richland, WA 99352-0968 Ph. 509-377-8640 Fax. 377-4357 TNJohnson@energy-northwest.com

CONTRACT MODIFICATION

Issued by:	T.N. Johnson / R.A. Shaft Jr.

LESSEE:	ISORAY MEDICAL, INC.
350 Hills Street, Suite 106
Richland, WA 99354

Contract Number:	X-40403
Modification Number:	22
Modification Date:	November 1, 2016

1.	DESCRIPTION OF MODIFICATION

The subject Contract is herein amended to incorporate the extension of the current three year lease term period from May 1, 2016 to April 30, 2019 to extend the contract term to five years.

•	ARTICLE 2— TERM

Effective November 1, 2016, the contract term is now extended to a five year term with a completion date of April 30, 2021.

2.	EXECUTION

The completion date, Contract price and all other terms, covenants and conditions of the above-referenced Contract, except as duly modified by this and previous amendments, if any, remain in full force and effect.

ENERGY NORTHWEST
CONTRACT MODIFICATION (Cont'd)
Contract Number: X-40403
Modification Number 22

Signatures

LESSEE

ISORAY MEDICAL, INC.

Signature:	/s/ Thomas LaVoy
Name:	Thomas C. LaVoy
Title:	CEO
Date:	11/15/16

Signature:	/s/ Brien Ragle
Name:	Brien L. Ragle
Title:	CFO
Date:	11/15/16

LESSOR

Energy Northwest

Signature:	/s/ Richard Shaff
Name:	Richard A. Shaff, Jr.
Title:	Contracts Supervisor
Date:	11/15/16

Signature:	/s/ James W. Gaston
Name:	James W. Gaston
Title:	General Manager, Energy Services and Development
Date:	11/15/16

cc: AR (PE60)